UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2015

Foot Locker, Inc.

(Exact Name of Registrant as Specified in its Charter)

New York	1-10299	13-3513936
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

112 West 34th Street, New York, New York	10120
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 720-3700

(Former name or former address, if changed from last report)

_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the annual shareholders’ meeting of Foot Locker, Inc. (the “Company”) held on May 20, 2015 (the “2015 Annual Meeting”), the Company’s shareholders voted on the three proposals set forth below. For more information on the proposals, please see the 2015 Proxy Statement, the relevant portions of which are incorporated herein by reference. The final voting results are listed below.

1. Shareholders elected four nominees to the Board of Directors for one-year terms expiring at the annual shareholders’ meeting to be held in 2016:

Name	Votes For	Votes Withheld	Broker Non-Votes
Maxine Clark	109,944,119	600,129	9,025,751
Alan D. Feldman	109,968,027	576,221	9,025,751
Jarobin Gilbert Jr.	108,535,654	2,006,794	9,025,751
Richard A. Johnson	109,633,857	908,591	9,025,751

Nicholas DiPaolo, Guillermo G. Marmol, Matthew M. McKenna, Steven Oakland, Cheryl Nido Turpin, and Dona D. Young, having previously been elected directors of the Company for terms continuing beyond the 2015 Annual Meeting, continue in office as directors.

2. With respect to the proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2015 fiscal year, the votes were cast for the proposal as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
116,994,473	1,992,971	582,555	- 0 -

3. With respect to the proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers, the votes were cast for the proposal as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
105,602,318	4,231,170	710,760	9,025,751

Item 8.01.                 Other Events.

As previously announced, Ken C. Hicks retired as Executive Chairman of the Board of Directors and as a member of the Board of Directors effective May 20, 2015.

On May 20, 2015, the Company issued a press release announcing that, at its meeting following the 2015 Annual Meeting, the Board of Directors elected Nicholas DiPaolo, previously its Lead Director, as non-executive Chairman of the Board of Directors, effective May 20, 2015. Mr. DiPaolo has been Lead Director since May 2012 and a Director since 2002. A copy of the press release is furnished as Exhibit 99.1, which, in its entirety, is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release of Foot Locker, Inc., dated May 20, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOOT LOCKER, INC.
Date: May 27, 2015	By:	/s/ Sheilagh M. Clarke
Name: Sheilagh M. Clarke Title: Senior Vice President, General Counsel and Secretary